UNITED STATES SECURITIES AND EXCHANGE
COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 17, 2003

ADVANCED ENERGY INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26966	84-0846841

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1625 Sharp Point Drive, Fort Collins, Colorado 80525

(Address of principal executive offices) (Zip Code)

(970) 221-4670

(Registrant’s telephone number,
including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 9. Regulation FD Disclosure (pursuant to Item 12).
SIGNATURES
EXHIBIT INDEX
EX-99.1 First Quarter 2003 Earnings Release
EX-99.2 First Quarter Earnings Release Transcript

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	First Quarter 2003 Earnings Release dated April 17, 2003.
99.2	First Quarter 2003 Earnings Release Conference Call Transcript dated April 17, 2003.

Item 9. Regulation FD Disclosure (pursuant to Item 12).

On April 17, 2003, Advanced Energy Industries, Inc. (the “Company”) announced via press release the Company’s results for its first quarter ended March 31, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

On April 17, 2003, the Company held its first quarter 2003 earnings release conference call. The transcript of the conference call is attached hereto as Exhibit 99.2.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 12 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in the Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED ENERGY INDUSTRIES, INC.

By:	/s/ Michael El-Hillow

	Name: Title:	Michael El-Hillow Executive Vice President and Chief Financial Officer

Date: April 23, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	First Quarter 2003 Earnings Release dated April 17, 2003.
99.2	First Quarter 2003 Earnings Release Conference Call Transcript dated April 17, 2003.